M-WISE, INC.

ISRAEL SHARE OPTION PLAN (2001)

OPTION AGREEMENT


made and entered into on the  day of , 2000

Between

M-WISE, INC.
(the "Company")

and


         ISRAEL

 (the "Employee")


WHEREAS: The Employee is an employee of the Company and/or of a subsidiary and/or of an affiliated  company of the
Company (each a "Related Company" and collectively, "Related Companies"); and

WHEREAS: The Company desires to grant the Employee options to purchase shares in the Company, and/or issue to the Employee shares in the Company and the Employee is interested in receiving the aforesaid options and/or purchasing the aforesaid shares, all in accordance with and subject to the Company's Employee Share Option Plan (2000) and the annexes thereto (the "Plan") and the provisions of this Agreement, and their intention is that the provisions of Section 102 of the Income Tax Ordinance and the Income Tax Rules (Tax Relief on Shares Issued to Employees), 5749-1989 (hereinafter, the "Law", and the "Rules", respectively) shall apply to the shares issued and/or options granted; and

WHEREAS: The Employee has read the Rules and the Plan, wishes to be bound by them and desires that they apply to the options and shares which shall be granted to him hereunder; and

WHEREAS: As a condition  to receiving  the options  and/or  shares the  Employee desires to waive a portion of his
salary as provided for in this Agreement.

NOW, THEREFORE, it is agreed as follows:

         Preamble

         The preamble to this Agreement is the basis and constitutes an integral part thereof.

         Application of the Provisions of the Plan

2.1 The Employee hereby declares that he has carefully read the Plan and that he acknowledges and agrees to all of the provisions, conditions, limitations, authorizations, declarations and commitments included therein.

2.2 The Employee declares and agrees that this Agreement and the Plan prevail over any previous agreement, arrangement and/or understanding, whether written or oral between the Employee and the Company and/or any Related Company, or the officers and/or directors and/or the shareholders thereof with respect to the matters herein included, and with respect to the Company's shares and/or any option to purchase shares in the Company which have not yet been actually issued or granted, and that any agreement, arrangement and/or understanding as aforesaid are null and void and of no further force or effect.

2.3 All of the provisions, conditions, limitations and declarations included and specified in the Plan, as the same shall be amended from time to time, are hereby incorporated herein by reference and constitute an integral part of this Agreement and of the Employee's commitments hereunder. Except and to the extent otherwise expressly provided herein, nothing in this Agreement or in the provisions hereof shall derogate from anything contained in the Plan.

2.4 The Employee declares, covenants and agrees that the Law and the Rules, as the same shall be amended from time to time, including the trust deed between the Company and the trustee (the conditions whereof are accepted by the Employee and upon signing this Agreement he approves them as an integral part of this Agreement) and the notice to the Assessing Officer about the allotment, are fully binding on the Employee and shall prevail in case of contradiction, over any other provision in the Agreement or in the Plan.

2.5 A copy of the Plan is attached hereto and constitutes an integral part hereof.

3.       Grant of Option; Vesting

3.1 Subject to this Agreement and the Plan, the Company shall grant to the Employee, by an "approved issue" within the meaning of the Law, an option (the "Option") to purchase ___ Common Stock of the Company (the "Shares") at an exercise price of $0.01 per share, at the time and in the manner hereinafter provided.

         The term of the Option shall be 8 years from the date hereof or such shorter period as is prescribed in
Section 3.3 below.

3.2 The following are the dates as of which the Option may be exercised (each an "Exercise Date") by the Trustee pursuant to the Employee's instructions and the number of Shares which may be purchased thereunder on each such Exercise Date:

3.2.1    Commencing as of______, 200, _______ Shares.

3.2.2    Commencing as of_________, 200, ________ additional Shares.

3.2.3    Commencing as of _______, 200, ________ additional Shares.

3.3 The consideration shall be paid on the date of the exercise of the Option. The Option shall be exercisable by the Trustee on behalf of the Employee in progressive stages on the Exercise Dates as aforesaid provided that the Employee shall have been continuously employed by the Company and/or a Related Company, from the date hereof until such date of exercise.

         In the event of termination of the Employee's employment by the Company, not for Cause (as such term is defined below) and subject to the provisions of Section 7.7 of the Plan, prior to the complete exercise of the Option, the Employee may exercise the Option within 30 days thereafter, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as prescribed in this Agreement).

         Notwithstanding any of the abovementioned, in the event that the employment of the Employee with the Company is terminated for cause, any unexercised portion of the Option shall immediately expire and be of no further force or effect upon the earlier of such termination or notice of termination.

         For the purposes of this section 3, a termination for "Cause" is a termination due to: (i) the Employee's conviction of any felony that entails moral turpitude; (ii) the Employee's embezzlement of funds of the Company; (iii) the Employee's material breach of the terms and conditions of this Agreement;
(iv) the Employee's involvement with an act which constitutes breach of trust between him and the Company or which constitutes breach of discipline; or (v) the Employee's conduct causing grave injury to the Company, monetarily or otherwise.

3.4 As a condition to his receipt of the Shares and the Option, the Employee agrees to waive the amount of $0.01 for each Share which may be purchased pursuant to the Option i.e., an aggregate of $___ as a one-time waiver from his salary, and the Employee hereby instructs the Company to deduct from his wages such aggregate sum.

         The Employee hereby agrees and acknowledges that the aforesaid sum shall not be returned to him even if the Option is not exercised for any reason.

4.       Non Assignability

         The Employee's rights to: (a) receive and exercise the Option; (b) receive all or part of the Shares from the Trustee; (c) require that the same shall be registered in his name; and (d) request that the Trustee sell Shares on his behalf, are subject to the Plan and are personal and not transferable (other than pursuant to the laws of inheritance), and may not be made subject to any pledge, lien, attachment or other charge whether voluntary or by law, and no power of attorney or a Transfer deed shall be given in respect thereof, whether it is to be effective immediately or in the future, whether directly or indirectly, and any such transfer shall be null and void.

         The Employee acknowledges and hereby agrees that, in addition to the limitations on transferability of the Shares, pursuant to the Company's incorporation documents, as shall be in effect from time to time, for as long as the Company is a private company or a public company whose shares are not traded on any stock exchange, the Employee's shares in the Company shall not be transferable, without the prior approval of the Company's Board of Directors, which approval may be withheld at its absolute discretion.

5.       Employee Representations, Warranties and Covenants

         Without derogating in any manner from the provisions of the Plan or this Agreement, the Employee hereby represents, warrants, agrees and undertakes as follows:

5.1 The Shares are being purchased for the Employee's own account for investment purposes only and not with a view for resale or transfer not including IPO (as such term is defined above), and that all the rights pertaining to the Shares, by law or equity, shall be purchased and possessed by the Employee (through the trustee) for the Employee exclusively other than IPO.

5.2 That he acknowledges that the Company's shares are not publicly traded and understands that the Company bears no responsibility and has made no commitment to register its shares, or the Options or Shares allotted to the Employee, for trading or to offer its shares to the public in any manner.

5.3 The Employee acknowledges and agrees that no income or gain which the Employee may be credited with or which purports to be credited to the Employee as a result of the grant of the Option, the issue of the Shares, the transfer into the Employee's name thereof or the sale thereof, if any, shall in any manner be taken into account in the calculation of the basis for the Employee's entitlements from the Company or any Related Company or in the calculation of any social welfare right or other rights or benefits arising out of the employee/employer relationship, including without limitation, social security, manager's insurance, educational fund, pension funds, severance pay, holiday pay, etc.

         In the event that the Company and/or any Related Company shall be required, pursuant to any law, to take into account for purposes of calculating any such benefits, any of the aforesaid elements of income or gain actually or theoretically credited to the Employee, the Employee shall promptly indemnify the Company and/or any Related Company against any expense caused to it in this regard, and any such amount shall be deemed a debt of the Employee to the Company and/or any Related Company, which may be deducted or set off from any amounts payable to the Employee.

5.4 The Employee acknowledges that nothing in this Agreement and/or in the Plan shall be interpreted as a commitment and/or an agreement by the Company and/or any Related Company to employ the Employee, whether for a certain period or otherwise, and that nothing in this Agreement and/or the Plan or any option granted pursuant hereto or thereto shall be interpreted as conferring upon the Employee any right to continue in the employment of the Company or any Related Company or as obliging the Company or any Related Company to employ the Employee or as restricting the rights of the Company and/or any Related Company to terminate the Employee's employment, at any time, at its sole discretion and in accordance with law. The Employee shall have no claim whatsoever against the Company and/or any Related Company as a result of the termination of his employment, even if such termination causes the Option or any other options, in whole or in part, to expire and/or prevents him from exercising the Option in whole or in part and/or from receiving or retaining the Shares pursuant hereto or to any other agreement between him and the Company, or results in any loss due to any imposition of tax liability (including any early imposition) pursuant to applicable law.

5.5 The Employee acknowledges that the grant of the Option and the issue of the Shares, the execution of this Agreement and the Employee's participation in the Plan shall have tax consequences to the Employee, and that the Company is not able to ensure or represent to the Employee the nature and extent of such tax consequences.

         The Employee acknowledges and agrees that pursuant to the Plan, the Employee shall be liable to pay all taxes, of every nature, including duties, fines and any other payment which may be imposed by the tax authorities, whether in Israel or abroad, and all expenses arising out of the Plan, including every obligatory payment of whatever source in respect of the Option, the Shares (including, without limitation, upon the exercise of the Option, the sale of the Shares or the registration of the Shares in the Employee's name) or dividends or any other benefit in respect thereof, and/or all other charges which may accrue to the Employee, the Company, any Related Company and/or the trustee in connection with the Plan, whether or not the provisions of the Law or the Commissioner's Rules apply. Furthermore, the Employee acknowledges that the Employee shall not have, and the Employee hereby waives, any complaint and/or cause of action the same has or shall have in the future against the trustee and/or against the Company in any way connected to any taxation resulting from the grant of the Option, the exercise thereof, the transfer of Shares into the Employee's name, the sale of Shares by the Employee and/or by the trustee and/or any other matter which is in any manner whatsoever connected to the Option, the Shares and/or the participation of the Employee in the Plan.

         The Employee further acknowledges and agrees that, without derogating from the Employee's obligation to pay all taxes payable with respect to the Option and the Shares, the Company and/or any Related Company and/or the trustee shall at their absolute sole discretion be entitled (and/or obliged pursuant to the Law), to deduct at source from all the payments due to the Employee, including dividends, consideration for the sale of shares or from any other source, any tax payments due to the tax authorities in respect of the Option or the Shares pursuant to any law.

5.6 The Employee acknowledges that he is aware of, and clearly understands: (a) the rights and limitations attached to the Shares as set forth in the Company's Articles of Association, the Plan and this Agreement; (b) the limitations on transferability thereof set forth in the Articles of Association, the Plan and this Agreement; (c) that the Company's Articles of Association may be amended from time to time as permitted by law; and (d) that the provisions of the Articles of Association of the Company which shall apply to the Shares shall be the provisions which shall be in effect from time to time; and that, as a result, inter alia, of these limitations, it may be difficult or impossible for the Employee to realize his investment and/or to sell or otherwise transfer the Shares.

5.7 In the event that the Company's Articles of Association, now or at any time hereafter, provide for a right of first refusal to purchase shares of the Company which are offered for sale by other shareholders of the Company and/or a pre-emptive right to purchase shares which are being allotted or shall in the future be allotted by the Company, the Employee hereby waives such rights. For the purpose of the approval of any transfer or the execution of any issue as aforesaid, this Agreement shall constitute an authorization, for the benefit of the Company and the Company's shareholders, to the trustee, until the consummation of the initial public offering of the Company's shares pursuant to an effective registration statement, prospectus or similar document in any jurisdiction as is determined by the Board of Directors of the Company (the "IPO"), to sign any confirmation or waiver in the name of the Employee and on his behalf. The Employee shall not sell, and shall not instruct the Trustee to sell, the Shares or any part thereof to any third party, unless such third party signs a waiver and a power of attorney as aforesaid.

5.8 The shares issued with respect to the Option granted hereunder will be held by the Trustee and registered in his name until the consummation of the IPO.

5.9 The Employee shall have none of the rights of a shareholder of the Company, for as long as the Option has not been exercised and, once exercised, for as long as the Shares have not been transferred and registered in the Employee's name in the Company's register of members pursuant to the Plan.

5.10 For as long as any shares are held by the Trustee or registered in his name or for as long as the certificates representing any shares are held by the Trustee, the Trustee alone shall be entitled to receive every notice to which a shareholder is entitled, and he alone shall be entitled to exercise every right of the shareholders vis-a-vis the Company or to demand any information, and any financial and/or other report to which a shareholder is entitled from the Company, and he alone shall have the right to participate in all shareholders' meetings. The Employee shall not be entitled to exercise any of these rights as shareholder nor make any demand or request of the Trustee in this regard. Without derogating from the generality of the above, the Employee shall not have nor exercise any voting rights with respect to the Shares until they are transferred and registered in his name in the Company's register of members pursuant to the Plan.

5.11 Until the consummation of the IPO, the Employee shall provide at the Company's request, any certificate, declaration or other document and shall perform any full act which the Company shall consider to be necessary or desirable pursuant to any law, whether local or foreign (including any undertaking on the part of the grantee not to sell his or her shares during any period which shall be required by an underwriter (lock up period) or investment bank or advisor of the Company for the purpose of any share issue whether private or public and including any certificate or agreement which the Company shall require, if any, from the Employee as a member of a class of shareholders), or any certificate, declaration or other document the obtaining of which shall be deemed by the Board to be appropriate or necessary for the purpose of raising capital for the Company, of merging the Company with another company (whether the Company is the surviving entity or not), or of reorganization of the Company, including, in the event of a consolidation or merger of the Company or any sale, lease, exchange or other transfer of all or substantially all of the assets or shares of the Company, the sale or exchange, as the case may be, of any shares or rights to purchase shares the Employee (or the Trustee on his behalf) may have purchased or been granted hereunder all as shall be deemed necessary or desirable by the Board.

         In order to guarantee, and without derogating from, the aforesaid, and because the rights of the Company and the other shareholders are dependent thereon, the Employee shall, upon signing this Agreement and as a condition to the grant of any options hereunder, execute the Proxy and Power of Attorney attached to the Plan as Appendix C, or in such other form as shall be approved by the Board, irrevocably empowering the Trustee, until consummation of the IPO, to sign in his name as aforesaid on any document as aforesaid, and the Employee shall have no complaint or claim against the trustee in respect of such signature. The Employee will authenticate his signature in the presence of a notary if he shall be asked to do so by the Company, in order to give full validity to the power of attorney.

5.12 The Employee has received a copy of the Plan, has examined it, and acknowledges and agrees to all the provisions and conditions thereof.

5.13 The Employee has full knowledge of the Company and its activities, and is aware that the Company operates in a sophisticated, high tech and high risk sector, and that the market thereof is restricted and highly competitive, and that the exercise of the Option constitutes an economic risk. The Employee undertakes that he shall not have any claim against the Company and/or any Related Company or any of its or their officers, employees, shareholders or advisors if the Employee's investment in the Shares shall fail or for the payment of any tax due or for any other reason.

6.       Taxes; Indemnification of the Company, the Trustee and the Legal
Advisor

6.1 The Employee hereby covenants, whether the provisions of the Law shall apply to the Employee or not, to bear all tax obligations, levies, fines and other payments concerning the Employee which shall be imposed by the tax authorities (whether in Israel or abroad) and any other obligation from whatever source including but no limited to the obligations of the Employee and/or the Company and/or any Related Company and/or the trustee arising out of the Plan (including granting of the Option, exercise of the Option, issue of the Shares, transfer of the Shares into the Employee's name and the sale thereof by the Employee and/or by the trustee). Without derogating from the generality of the aforesaid the Employee's obligations in this regard shall include, income tax, stamp tax, employer's tax, capital gains tax, social security insurance and any other tax, levy or payment which the Employee or the Company and/or any Related Company is or shall be obliged to pay because of the Option or the Shares (including deductions at source which the Company is obliged to make for tax imposed upon the Employee) and the Employee shall indemnify the Company and/or any Related Company and/or the Trustee for every charge or payment as aforesaid, which may be deducted or set off from any amounts payable to the Employee.

6.2 Subject to the provisions of the Plan, the Employee hereby covenants to pay the Company and/or the Trustee promptly upon their first request in writing, any sum for which they are responsible (or, in the Board of Directors' opinion, they might be responsible for), and which is payable by the Employee as set forth in
Section 6.1 hereof to the income tax authorities and/or any other governmental or administrative authority, whether in Israel or abroad (including for deduction of tax at source) pursuant to the Plan, and/or in respect of the Employee's participation in the Plan, whether the Trustee's responsibility as aforesaid shall arise directly or in respect of any responsibility of the Employee for such payment. The Employee covenants to promptly indemnify the Company and/or any Related Company and/or the Trustee for any charge or payment as aforesaid, which may be deducted or set off from any amounts payable to the Employee.

6.3 In no event shall the Trustee or the Company's legal counsel be liable to the Company and/or the Employee and/or to any third party (including, without derogating from the generality of the aforesaid, the income tax authorities and any other governmental or administrative authority, whether in Israel or abroad) or a purchaser of Shares from the Employee (or the trustee), with respect to any act which has been or which shall be carried out and/or any opinion which has been or shall be given in relation to the Plan and any matter connected thereto or arising therefrom. The Company and/or any Related Company and the Employee covenant, upon signing this Agreement, that they will not make, and they each hereby waive, any and all claims against the trustee and the Company's legal counsel as aforesaid and each of the Company, Related Company and the Employee expressly agree that if either shall make any claim against the trustee or the Company's legal counsel the same shall then be entitled on the grounds of this Section alone to apply to the competent court for dismissal of the action against them with costs. The Company covenants and agrees that if a claim is brought by any third party against the trustee or the Company's legal counsel, the same will be entitled without objection by the Company, to join the Company as a third party to any such action and any judgment against them shall be paid by the Company.

         The Company and the Employee hereby covenant to indemnify the trustee and/or the Company's legal counsel against any liability in relation to any claim and/or demand made against the trustee and/or the Company's legal counsel by any person whatsoever, including the tax authorities, in relation to their acts or omissions in connection with the Plan.

         The provisions of this Section and the other provisions of this Agreement and the Plan which grant any right, power, immunity or any authority to the trustee and/or to the Company's legal counsel, shall operate in favor of the trustee and the Company's legal counsel and they shall be entitled to act pursuant to and enforce such provisions, and the Company and the Employee shall be liable to the trustee and the Company's legal counsel as if they were parties to this Agreement.

7.       Amendments to the Plan and/or Replacement thereof

         The Employee acknowledges, agrees and confirms that the Plan may be amended as provided for therein and the Employee hereby agrees and covenants not to raise any objection to any such amendment as aforesaid and that the Employee shall sign any document which according to the Company's legal counsel is necessary or desirable in order to give full force and effect to the amendment of the Plan. The Employee understands that any amendment to the Plan or any document connected to the Plan, shall bind him as if he were a party thereto.

8.       Substitution of the Trustee

         The parties acknowledge and agree that the Company is entitled to replace the trustee and/or to nominate another person to serve as a trustee in lieu of the existing trustee if the same is no longer capable or willing to fulfill his duties and that the new trustee shall have the same powers and authority which the Plan and this Agreement grant the trustee.

9.       Governing Laws

This Agreement shall be governed by and construed in accordance with the laws of the State of Israel and, subject to the provisions of Section 10 below, the competent courts in the district shall have exclusive jurisdiction with respect to any matter or conflict with respect thereto.

10.      Disputes

         As a condition of the granting of the Option, the Employee and the Employee's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Board of Directors of the Company (the "Board"), or any committee designated by the Board pursuant to the Plan, in its sole discretion and judgment and that any such determination and any interpretation by the Board or any such committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

         In making any such determination or interpretation the Board or any such committee shall be bound by the rules and provisions of applicable Arbitration Law.

11. The Employee's Confirmation pursuant to Section 4(b) of the Commissioner's Rules

         The Employee hereby confirms and covenants to the Company, the trustee, the Assessing Officer and the Income Tax Commissioner, in accordance with the Rules that he agrees that the arrangement set forth in Section 102 to the Law shall apply to him and that he shall not request any tax exemption pursuant to Sections 97(a) or 104 of the Income Tax Ordinance or pursuant to an exemption from taxes in the context of a merger of corporations for the transfer of the Shares before the termination of the restricted period as defined in the Law. The trustee and the Company shall give notice, pursuant to Section 4(b) to the Rules, to the Assessing Officer, at the office where the Company's file is administered as to this commitment of the Employee.

         The form of this Commitment of the Employee is attached hereto as Appendix 11 and shall be signed by the Employee upon signing this Agreement together with the other annexes attached to the Plan.

12.      Notices and/or Instructions

(a) Every notice and/or instruction required or permitted to be given pursuant to this Agreement shall be given in writing and shall be deemed to have been delivered on the date of its delivery to the addressee by hand or 3 (three) days after having been sent by registered mail. The parties addresses for the purpose of this Section shall be, if a party hasn't communicated another address by a written notice 10 (ten) days in advance, as follows:

         The Company:      m-Wise, Inc.
                                    ==============

The Employee:     _______________
                                            ISRAEL

(b) A stamp or a receipt on behalf of the postal service which evidences the time of delivery of the notice shall constitute conclusive evidence as to the date of delivery and no party shall claim that a notice delivered as aforesaid has not been received by such party.


-------------------------  -------------------------
m-Wise, Inc.      Employee


m-Wise, Inc.

M-WISE, INC.


IRREVOCABLE PROXY AND POWER OF ATTORNEY



I, the undersigned, ________, hereby appoint ______________ or whoever shall replace him as trustee pursuant to m-Wise, Inc..'s Employee Share Option Plan (hereinafter: the "Trustee", the "Company" and the "Plan" respectively) as my proxy to participate and vote (or abstain) for me and on my behalf as he at his sole discretion of shall deem appropriate, on all matters at all meetings of shareholders of the Company (whether ordinary, extraordinary or otherwise), on behalf of all the shares and/or options of the Company held by the Trustee on my behalf and hereby authorize and grant a power of attorney to the Trustee as follows:

I hereby authorize and grant power of attorney to the Trustee for as long as any shares or options which were allotted or granted on my behalf are held by the Trustee or registered in his name, or for as long as the certificates representing any shares are held by the Trustee, to exercise every right, power and authority with respect to the shares and/or options and to sign in my name and on my behalf any document (including any agreement, including a merger agreement of the Company or an agreement for the purchase or sale of assets or shares (including the shares of the Company held on my behalf) and any and all documentation accompanying any such agreements, such as, but not limited to, decisions, requests, instruments, receipts and the like), and any affidavit or approval with respect to the shares and/or options or to the rights which they represent in the Company in as much as the Trustee shall deem it necessary or desirable to do so. In addition and without derogating from the generality of the foregoing, I hereby authorize and grant power of attorney to the Trustee to sign any document as aforesaid and any affidavit or approval (such as any waiver of rights of first refusal to acquire shares which are offered for sale by other shareholders of the Company and/or any preemptive rights to acquire any shares being allotted by the Company, in as much as such rights shall exist pursuant to the Company's Articles of Association as shall be in existence from time to time) and/or to make and execute any undertaking in my name and on my behalf if the Trustee shall, at his sole discretion, deem that the document, affidavit or approval is necessary or desirable for purposes of any placement of securities of the Company, whether private or public (including lock-up arrangements and undertakings), whether in Israel or abroad, for purposes of a merger of the Company with another entity, whether the Company is the surviving entity or not, for purposes of any reorganization or recapitalization of the Company or for purposes of any purchase or sale of assets or shares of the Company.

This Proxy and Power of Attorney shall be interpreted in the widest possible sense, in reliance upon the Plan and upon the goals and intentions thereof, and in accordance with the instructions of the Board of Directors of the Company (the "Board") (including any committee designated by the Board pursuant to the Plan) and its determinations.

This Proxy and Power of Attorney shall expire and cease to be of force and effect immediately after the consummation of the initial public offering of the Company's shares, pursuant to an effective registration statement, prospectus or similar document in Israel or such other jurisdiction as is determined by the Board and shall be irrevocable until such time as the rights of the Company and the Company's shareholders are dependent hereon. The expiration of this Power of Attorney shall in no manner effect the validity of any document (as aforesaid), affidavit or approval which has been signed or given as aforesaid prior to the expiration hereof and in accordance herewith.


IN WITNESS WHEREOF, I have executed this Proxy and Power of Attorney on the __ day of _______, 2001.


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CONFIRMATION

I, the undersigned, ________, hereby confirm the signature of __________ which appears above.



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Appendix 11

M-WISE, INC.

         Date: ______________

The Income Tax Commissioner
Assessing Officer
m-Wise, Inc. ("m-Wise")
__________________ or whoever shall
replace him as trustee pursuant
to m-Wise's Israel
Share Option Plan (2001) (the "Trustee")


Dear Sir/Madam,


Re: Letter of Consent, Approval and Undertaking

I hereby confirm as follows:

1. I agree that the arrangement provided for in Section 102 of the Income Tax Ordinance shall apply in its entirety to the options and the shares due to me from m-Wise and to myself.

2. I hereby give my written consent to that which appears in the trust documents signed on _______ between
m-Wise and the Trustee (hereinafter: the "Trust Documents").

3. I agree that should bonus shares be issued with respect to the shares which were allotted on my behalf by way of an "approved allotment" or which are subject to the options which were granted to me, such bonus shares shall be allotted to the Trustee and shall be registered in his name and the provisions of Section 102 of the Income Tax Ordinance (the "Ordinance") and the Income Tax Rules (Tax Relief on Shares Issued to Employees), 5749-1989 (the "Commissioner's Rules") shall apply to the said shares as if they were the original shares with respect to which they were allotted and that the Trustee's undertakings pursuant to the Trust Documents shall also apply accordingly to the bonus shares.

4. I hereby undertake to the Income Tax Commissioner and the assessing officer neither to request nor demand a tax exemption pursuant to Sections 97(a) or 104 of the Income Tax Ordinance or pursuant to an exemption from taxes in the context of a merger of corporations for the transfer of shares allotted to me or which are subject to the options granted to me pursuant to the plan, prior to my payment of the applicable tax with respect to these shares pursuant to the Ordinance and the Commissioner's Rules and likewise I undertake not to transfer the shares, by way of a transfer which is exempt from tax prior to the payment of the applicable tax.

5. I agree that the Trustee and m-Wise shall inform the assessing officer pursuant to Section 4(b) of the Commissioner's Rules that they are holding this approval.


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